                                   AIM GLOBAL
                                  INCOME FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

                -------------------------------------------------

                             AIM GLOBAL INCOME FUND

                            For shareholders who seek

                         a high level of current income.

                         The Fund invests in a portfolio

                               of debt securities

                           issued by U.S. and foreign

                          governments and corporations.

                -------------------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and Class C shares will differ from that of Class A shares due to difference in sales charge structure and fund expenses.
o   Class C shares commenced sales August 4, 1997.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 divided by the most recent month-end net asset value.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities. Index performance is for the period 9/30/94-10/31/97.
o The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities. Index performance is for the period 9/30/94-10/31/97.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
         ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
         ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
       ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
            INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                  Dear Fellow Shareholder:

                  The fiscal year ended October 31 experienced no let-up in
                  market volatility, and it ended on an unsettling note. In late
                  October, in the wake of a currency crisis in Southeast Asia,
  [PHOTO OF       equity markets worldwide declined. Fulfilling their usual role
  Charles T.      as relatively safe havens, bond markets, particularly the U.S.
    Bauer,        Treasury market, rallied in response. As bond prices rose,
 Chairman of      Treasury securities saw some of their lowest yields of the
the Board of      year. Yield on the 10-year Treasury had dropped below 6% at
  THE FUND        the close of the fiscal year.
APPEAR HERE]          Many investment managers, including AIM, had been warning
                  that a correction was inevitable, especially in equity markets; but when markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning in July would lead to such market turbulence the last week of October 1997.
                      Now that a market correction has occurred, for the
foreseeable future we can probably expect relative stability in the U.S. and in the developed world, the markets where your Fund invests almost exclusively. Domestically, the impact from worldwide market uncertainty will likely be to put Federal Reserve Board policy on hold. In Europe, positive steps to reduce inflation and curtail government deficits will almost certainly continue. Of course, the story will be different in Asia; but in the few weeks since the close of the reporting period, various Asian countries have announced plans to stabilize the situation and wring excesses out of their markets.

REALISTIC EXPECTATIONS

Uncertainty such as we have recently experienced can teach us important lessons. One is the value of diversification to help cushion the effects of volatility and reduce risk exposure in any one type of security. Another is the importance of realistic expectations about investing, expectations that recognize the inevitability of market declines. A final one is the desirability of having an investment plan. Short-term volatility can tempt you to liquidate investments regardless of your personal financial objectives, which can have regrettable consequences. Managing your investments in volatile markets can be challenging. Your financial consultant can help you devise a plan and stick with it.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      ------------------------------------

                            Domestically, the impact

                       from worldwide market uncertainty

                                will likely be

                          to put Federal Reserve Board

                                policy on hold.

                      ------------------------------------

The Managers' Overview

FUND BENEFITS FROM DIVERSIFIED STRATEGY

A roundtable discussion with the Fund management team for AIM Global Income Fund for the year ended October 31, 1997.

--------------------------------------------------------------------------------

Q. IT WAS A TURBULENT YEAR IN THE BOND MARKET. HOW DID AIM GLOBAL INCOME FUND PERFORM?

A. The Fund's diversified investment strategy enabled it to post solid returns despite an often stormy market environment. For the fiscal year ended October 31, 1997, total return for Class A and B shares was 9.05% and 8.48%, respectively. (Class C shares commenced sales August 4, 1997 and had a total return of 2.99% for the period ended October 31, 1997). That bested the 2.61% total return for the Salomon Brothers World Government Bond Index.
         The Fund's performance was particularly strong in the second half of the year. At the middle of the reporting period, the Fund had posted six-month total return of 1.04% and 0.78% for Class A and Class B shares, respectively. During the second half of the year, however, the Fund's total return was 7.93% for Class A shares and 7.64% for Class B shares.
         The Fund continued to provide a high level of current income during the year covered by this report. As of October 31, 1997, the Fund's 30-day distribution rate at net asset value was 6.59% for Class A shares and 6.04% for Class B shares. The Fund's 30-day yield at maximum offering price was 6.27% for Class A shares and 6.04% for Class B and Class C shares.
         During the year covered by this report, net assets in the Fund grew 45% to more than $56 million.

Q.  HOW DID YOU MANAGE THE FUND?

A. We adhered to our time-tested strategy of investing in the three major sectors of the bond-market: foreign bonds, domestic investment-grade bonds, and high-yield securities. These three types of bonds tend to react differently to economic and market trends. Diversifying the portfolio in this manner tends to reduce the risk associated with investing in one class of bonds. Moreover, it can also enhance total return as it allows the Fund to take advantage of a rally in more than one segment of the bond market.
         As interest rates fell in the second half of the year, we increased our holdings in longer-term bonds to take advantage of their higher yields.
         During the six months since our last report, we have made only minor adjustments to our sector holdings. At the end of the reporting period, the Fund's total net assets were divided as follows: foreign bonds, 39.7%; domestic investment-grade bonds, 26.9%; high-yield bonds, 28.7%; common stocks and warrants, 2.4%; and convertible preferred stocks, 2.3%.

Q.  WHAT WERE SOME OF THE TRENDS IN THE FOREIGN-BOND MARKET?

A. Foreign bonds benefited from the low inflation environment in most developed countries. Corporate restructuring overseas and global competition combined to keep prices for goods and services from rising significantly. Also, the efforts of foreign governments to balance their budgets and reduce their deficits helped to curtail inflation.
         The bond markets we found particularly attractive included the United King-


================================================================================
MORNINGTAR RATINGS, CLASS A AND B SHARES
--------------------------------------------------------------------------------
As of 10/31/97

                   Funds in Taxable
                     Fixed Rating
          Period   Income Category


Overall    ****         N/A

3 Years    ****        1,338
================================================================================

Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/97. The ratings are subject to change every month. Ratings are calculated from the fund's three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. If the fund scores in the top 10% of its category it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

================================================================================
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Convertible Preferred Stocks                    2.3%

Common Stocks and Warrants                      2.4%

High-Yield Bonds                               28.7%

Foreign Bonds                                  39.7%

Investment-Grade Bonds                         26.9%
================================================================================

          See important fund and index disclosures inside front cover.

================================================================================
TOP FIVE BOND HOLDINGS
--------------------------------------------------------------------------------
As of 10/31/97, based on total net assets

                                 COUPON        MATURITY

1.  U.K. Treasury                7.00%          11/2001      2.41%

2.  Mercantile Bancorp., Inc.    7.30           06/2007      1.86

3.  New Zealand                 10.00           03/2002      1.86
    Government Bonds

4.  Conagra, Inc.                7.13           10/2026      1.69

5.  British Airport Authority    5.75           03/2006      1.48
    Eurobond

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

    dom (UK), Canada, New Zealand, and Sweden. The UK had the strongest econ-omy in Europe and its currency appreciated against both the U.S. dollar and the German mark. During the reporting period, we reduced some of our exposure in continental Europe where bond yields declined relative to those in the United States.
         In local currency terms, most of the foreign markets where the Fund invests performed well during the year. However, the strength of the U.S. dollar in relation to most other major currencies diminished returns for U.S. investors. The Fund mitigated the effect of a strong dollar by selectively hedging some of its currency exposure.

Q.  WHAT WERE CONDITIONS LIKE IN THE DOMESTIC INVESTMENT-GRADE BOND MARKET?

A. Despite volatility, it was a relatively good year for domestic investment-grade bonds. The volatility stemmed from concerns that a vibrant economy would accelerate inflation and cause the Federal Reserve Board (the Fed) to raise interest rates.
         When the reporting period began, the bond market was in the midst of a rally amid mounting evidence that the economy was growing at a reasonable rate without significant inflation. However, rapid economic growth in the first quarter of 1997 rekindled concerns that the Fed would tighten monetary policy to contain inflation. Bond prices were already declining-- and yields rising--when the Fed raised interest rates in March.
         The decline continued until late April when indications of moderating economic growth, combined with improved prospects for a balanced U.S. federal budget, ignited an impressive bond rally that persisted until August when inflation concerns resurfaced. These concerns subsided in September, however, and bond prices resumed their upward climb.


Q.  WHAT ABOUT HIGH-YIELD BONDS?

A. High-yield bonds continued to be the top-performing portion of the portfolio. Unlike investment-grade bonds, high-yield bonds usually benefit from robust economic expansion. When business conditions and cash flows are favorable, corporate issuers of high-yield bonds are generally better able to meet their debt obligations. For most of the year, high-yield bonds performed well because of strong economic growth.

Q. HOW DID THE CURRENCY DEVALUATIONS IN SOUTHEAST ASIA AND THE SUBSEQUENT STOCK MARKET TUMBLE OF OCTOBER 1997 AFFECT BONDS?

A. When global stock markets plunged on October 27, investors sought refuge in fixed-income securities, igniting a rally in most major bond markets. Foreign and domestic government bonds were among the chief benefactors.
    The yield on the 30-year U.S. Treasury bond dropped to 6.12%, its lowest level since February 1996, and ended the reporting period at 6.16%. Investment-grade corporate and high-yield bonds initially experienced some weakness when world stock markets dropped, but quickly rebounded as confidence recovered.
         The most adversely affected bond class was emerging market debt. This was of little consequence for the Fund because it invests primarily in developed markets and had little exposure in Asia at the end of the reporting period.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. There were 168 holdings in the Fund as of October 31, 1997. The weighted average maturity of the portfolio was 10.29 years and its duration was
    6.24 years. The Fund had an average portfolio quality rating of A as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A.  We continue to be optimistic about global bonds for a number of reasons:
    o In the U.S., the economy continues to grow at a healthy pace--the gross domestic product (GDP) rose 3.3% in the third quarter of 1997--but without significant inflation. For the year ended October 31, 1997, consumer prices were up just 2.1%, the lowest rate of increase since 1987. If inflation continues to be low, it will diminish the prospects that the Fed will tighten monetary policy. Such an environment should prove favorable to domestic investment-grade and high-yield bonds.
    o Globally, we expect corporate restructuring, international competition, and the efforts of governments to balance budgets and reduce deficits to keep inflation contained. This should be a boon to global bonds.
         Regardless of market trends, we will adhere to our disciplined strategy of investing in foreign, domestic investment-grade, and high-yield bonds to reduce risk and enhance potential return.



          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 9/15/94-10/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Government Bond Index and the Salomon Brothers World Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
                CLASS A           CLASS B       SOLOMON BROS.       LEHMAN BROS.
                SHARES            SHARES         WORLD GOV'T        GOV'T BOND
                                                 BOND INDEX           INDEX
--------------------------------------------------------------------------------
9/15/94         $9,524           $10,000        $10,000.00         $10,000.00

10/94            9,613            10,079          9,992.00           9,991.00

1/95             9,671            10,128         10,221.50          10,230.48

4/95            10,314            10,789         10,644.69          10,639.35

7/95            10,711            11,182         11,117.65          11,119.69

10/95           11,158            11,647         11,529.45          11,522.42

1/96            11,463            11,948         11,948.02          11,949.00

7/97            11,456            11,926         11,531.69          11,518.79

7/96            11,695            12,160         11,689.74          11,686.10

10/96           12,298            12,772         12,118.52          12,121.92

1/97            12,467            12,931         12,217.04          12,216.95

4/97            12,426            12,871         12,278.77          12,267.85

7/97            13,094            13,546         12,878.73          12,873.58

10/97           13,855            13,855         13,166.40          13,162.29
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/97 including sales charges

CLASS A SHARES

Inception (9/15/94)      9.84%
3 Years                  9.94
1 Year                   3.88*

CLASS B SHARES

Inception (9/15/94)     10.22%
3 Years                 10.37
1 Year                   3.48**

CLASS C SHARES

Inception (8/4/97)       1.99%***

*9.05% excluding sales charges
**8.48% excluding sales charges
***2.99% excluding sales charges
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Class C shares commenced sales August 4, 1997.

SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-50.55%

AGRICULTURAL PRODUCTS-0.20%

Hines Horticulture, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  11.75%, 10/15/05                   $  100,000   $    110,750
--------------------------------------------------------------

AIRLINES-3.32%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19         230,000        263,495
--------------------------------------------------------------
America West Airlines, Inc.,
  Pass Thru Certificates, 6.86%,
  07/02/04                              587,999        591,675
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 550,000        652,636
--------------------------------------------------------------
United Air Lines, Inc.,
  Pass Thru Certificates, 9.56%,
  10/19/18                              300,000        362,391
--------------------------------------------------------------
                                                     1,870,197
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.25%

First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35            200,000        220,060
--------------------------------------------------------------
Royal Bank of Scotland PLC (United
  Kingdom),
  Yankee Sub. Notes, 6.375%,
  02/01/11                              500,000        481,780
--------------------------------------------------------------
                                                       701,840
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.08%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.875%, 02/25/27          400,000        409,974
--------------------------------------------------------------
Deutsche Bank Financial,
  Gtd. Unsec. Sub. Deb., 6.70%,
  12/13/06                              750,000        760,808
--------------------------------------------------------------
                                                     1,170,782
--------------------------------------------------------------

BANKS (REGIONAL)-1.86%

Mercantile Bancorp Inc.,
  Unsec. Sub. Notes, 7.30%,
  06/15/07                            1,000,000      1,046,320
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.13%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.15%, 06/20/20(b)   3,113,000        635,301
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.44%

Capstar Broadcasting Partners,
  Sr. Disc. Notes, 12.75%,
  02/01/09(c)                           390,000        278,850
--------------------------------------------------------------
Comcast Cable Communications,
  Notes, 8.50%, 05/01/27
  (acquired 04/24/97; cost
  $499,145)(d)                          500,000        572,980
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Notes, 10.75%, 02/15/07(c)   $  870,000   $    567,675
--------------------------------------------------------------
Echostar DBS Corp.,
  Sr. Sec. Gtd. Notes, 12.50%,
  07/01/02
  (acquired 06/20/97; cost
  $320,000)(d)                          320,000        340,800
--------------------------------------------------------------
Kabelmedia Holdings GmbH (Germany),
  Sr. Yankee Unsec. Disc. Notes,
  13.625%, 08/01/06(c)                  200,000        146,000
--------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%, 01/15/06      40,000         43,500
--------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.00%, 08/01/05            150,000        157,845
--------------------------------------------------------------
TeleWest Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%, 10/01/07(c)       300,000        226,500
--------------------------------------------------------------
United International Holdings,
  Inc.,
  Sr. Sec. Disc. Notes, 10.28%,
  11/15/99(b)                           200,000        163,000
--------------------------------------------------------------
                                                     2,497,150
--------------------------------------------------------------

CHEMICALS-1.40%

Nova Chemicals Ltd. (Canada),
  Yankee Deb., 7.00%, 08/15/26          600,000        620,898
--------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Unsec. Sub. Notes, 11.75%,
  08/15/06                              150,000        167,250
--------------------------------------------------------------
                                                       788,148
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.08%

Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05       40,000         45,800
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.48%

ProNet, Inc.,
  Sr. Sub. Notes, 11.875%, 06/15/05     250,000        271,250
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.15%

Commemorative Brands,
  Sr. Sub. Notes, 11.00%, 01/15/07       85,000         86,488
--------------------------------------------------------------

CONSUMER FINANCE-1.28%

Household Finance Corp.,
  Notes, 7.125%, 09/01/05               700,000        720,076
--------------------------------------------------------------

CONTAINERS & PACKAGING
  (PAPER)-0.77%

BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                              100,000        110,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CONTAINERS & PACKAGING (PAPER)-(CONTINUED)
MVE Inc.,

  Sr. Sec. Notes, 12.50%, 02/15/02   $  100,000   $    101,500
--------------------------------------------------------------
Tekni-Plex Inc.,
  Sr. Sub. Notes, 11.25%, 04/01/07      200,000        219,500
--------------------------------------------------------------
                                                       431,500
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.45%

AmeriServ Food Co.,
  Sr. Sub. Notes, 10.125%, 07/15/07
  (acquired 07/09/97; cost
  $240,000)(d)                          240,000        250,800
--------------------------------------------------------------

ELECTRIC COMPANIES-0.99%

El Paso Electric Co.,
  Series D Sec. 1st Mortgage Bonds,
    8.90%, 02/01/06                     250,000        272,545
--------------------------------------------------------------
  Series E Sec. 1st Mortgage Bonds,
    9.40%, 05/01/11                     250,000        283,700
--------------------------------------------------------------
                                                       556,245
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.54%

Electronic Retailing Systems
  International, Inc.,
  Sr. Disc. Notes, 13.25%,
  02/01/04(c)                           440,000        305,800
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.58%

Advanced Micro Devices, Inc.,
  Sr. Sec. Notes, 11.00%, 08/01/03      110,000        119,213
--------------------------------------------------------------
Panda Funding Corp.,
  Series A-1 Pooled Project Bonds,
  11.625%, 08/20/12                     199,591        208,573
--------------------------------------------------------------
                                                       327,786
--------------------------------------------------------------

ENTERTAINMENT-1.83%

Time Warner, Inc.
  Deb., 9.125%, 01/15/13                500,000        582,845
--------------------------------------------------------------
  Notes, 8.18%, 08/15/07                200,000        218,086
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26          125,000        126,673
--------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%, 06/01/05            100,000        101,629
--------------------------------------------------------------
                                                     1,029,233
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.13%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
  02/15/10                              100,000        111,814
--------------------------------------------------------------
Finova Capital Corp.,
  Unsec. Notes, 7.40%, 05/06/06         500,000        524,850
--------------------------------------------------------------
                                                       636,664
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
FOODS-2.34%

ConAgra Inc.,
  Sr. Unsec. Notes, 7.125%,
  10/01/26                           $  900,000   $    952,389
--------------------------------------------------------------
Del Monte Corp./Foods Co.,
  Sr. Unsec. Sub. Notes, 12.25%,
  04/15/07                              260,000        288,600
--------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%, 08/01/03      70,000         73,850
--------------------------------------------------------------
                                                     1,314,839
--------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.21%

Showboat Marina Casino Partnership
  &
  Showboat Marina Financial Corp.,
  Series B Sec. 1st Mortgage Notes,
  13.50%, 03/15/03                      100,000        115,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.90%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                       500,000        507,500
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.81%

Sun Healthcare Group, Inc.,
  Sr. Sub. Notes, 9.50%, 07/01/07
  (acquired 07/01/97; cost
  $448,200)(d)                          450,000        455,625
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.56%

Alaris Medical Systems,
  Sr. Unsec. Gtd. Sub. Deb., 9.75%,
  12/01/06                              200,000        205,000
--------------------------------------------------------------
Dade International Inc.,
  Series B Sr. Sub. Notes, 11.125%,
  05/01/06                              100,000        111,500
--------------------------------------------------------------
                                                       316,500
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.15%

Dynacare Inc. (Canada),
  Sr. Yankee Notes, 10.75%,
  01/15/06                               80,000         84,200
--------------------------------------------------------------

HOMEBUILDING-0.10%

Continental Homes Holdings Corp.,
  Sr. Unsec. Gtd. Notes, 10.00%,
  04/15/06                               55,000         58,025
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.40%

Torchmark Corp.,
  Notes, 7.875%, 05/15/23               750,000        790,035
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.54%

Travelcenters of America Inc.,
  Sr. Gtd. Unsec. Sub. Deb.,
  10.25%, 04/01/07                      290,000        303,050
--------------------------------------------------------------

IRON & STEEL-0.15%

GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%, 09/01/04       75,000         81,937
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
LODGING-HOTELS-0.59%

Coast Hotels & Casinos Inc.,
  Series B Sec. 1st Mortgage Gtd.
  Notes, 13.00%, 12/15/02            $   70,000   $     78,750
--------------------------------------------------------------
ITT Corp.,
  Unsec. Gtd. Deb., 7.375%,
  11/15/15                              150,000        151,119
--------------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Sec. 1st Mortgage Notes, 9.75%,
  10/01/05                              100,000        104,750
--------------------------------------------------------------
                                                       334,619
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.10%

Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%, 07/01/01      50,000         53,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.51%

MMI Products Inc.,
  Sr. Unsec. Sub. Notes, 11.25%,
  04/15/07                              260,000        284,700
--------------------------------------------------------------

METAL FABRICATORS-0.11%

Gulf States Steel Corp.,
  1st Mortgage Notes, 13.50%,
  04/15/03                               60,000         61,950
--------------------------------------------------------------

METALS MINING-0.23%

Rio Algom Ltd. (Canada),
  Yankee Unsec. Deb., 7.05%,
  11/01/05                              130,000        131,940
--------------------------------------------------------------

NATURAL GAS-0.56%

Ferrellgas Partners,
  Series B Sr. Sec. Gtd. Notes,
  9.375%, 06/15/06                      300,000        316,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.24%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05               120,000        135,900
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.08%

Gulf Canada Resources, Ltd.
  (Canada),
  Sr. Yankee Unsec. Notes, 8.35%,
  08/01/06                              550,000        607,189
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.04%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                               20,000         21,050
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.64%

Abraxas Petroleum Corp.,
  Series B Sr. Notes, 11.50%,
  11/01/04                               95,000        104,500
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07         250,000        256,875
--------------------------------------------------------------
                                                       361,375
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
PAPER & FOREST PRODUCTS-1.15%

Indah Kiat Fin Mauritius,
  Sr. Gtd. Unsec. Notes, 10.00%,
  07/01/07
  (acquired 06/26/97; cost
  $466,931)(d)                       $  470,000   $    434,750
--------------------------------------------------------------
National Fiberstock Corp.,
  Series B Sr. Notes, 11.625%,
  06/15/02                              200,000        210,500
--------------------------------------------------------------
                                                       645,250
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.52%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13        250,000        291,293
--------------------------------------------------------------

RAILROADS-0.84%

Norfolk Southern Corp.,
  Bonds, 7.05%, 05/01/37                450,000        474,638
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Loehmann's Holdings, Inc.,
  Sr. Unsec. Notes, 11.875%,
  05/15/03                              100,000        102,500
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.78%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%, 11/15/05      100,000        110,500
--------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc. (Canada),
  Yankee Gtd. Notes, 7.78%,
  11/01/00
  (acquired 10/18/95; cost
  $100,000)(d)                          100,000        103,642
--------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                              200,000        225,500
--------------------------------------------------------------
                                                       439,642
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.80%

CSK Auto Inc.,
  Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                               60,000         64,500
--------------------------------------------------------------
Icon Health & Fitness,
  Series B Sr. Sub. Notes, 13.00%,
  07/15/02                               70,000         78,750
--------------------------------------------------------------
United Auto Group, Inc.,
  Sr. Sub. Notes, 11.00%, 07/15/07
  (acquired 07/22/97; cost
  $197,500)(d)                          200,000        206,000
--------------------------------------------------------------
Wilsons The Leather Experts Inc.,
  Sr. Notes, 11.25%, 08/15/04
  (acquired 08/14/97; cost
  $100,000)(d)                          100,000         99,250
--------------------------------------------------------------
                                                       448,500
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.47%

Sovereign Bancorp, Inc.,
  Sub. Notes, 8.00%, 03/15/03           250,000        263,523
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.38%

MDC Communications Corp.(Canada),
  Sr. Yankee Unsec. Sub. Notes,
  10.50%, 12/01/06                      200,000        215,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SHIPPING-0.99%

Hutchison Whampoa Ltd. (Cayman
  Islands),
  Series D Sr. Yankee Gtd. Unsec. Unsub. Deb.,
    6.988%, 08/01/37
    (acquired 10/02/97; cost
      $502,005)(d)                   $  500,000   $    467,595
--------------------------------------------------------------
Stena A.B. (Sweden),
  Sr. Yankee Unsec. Notes, 10.50%,
  12/15/05                               80,000         87,400
--------------------------------------------------------------
                                                       554,995
--------------------------------------------------------------

SOVEREIGN DEBT-0.59%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16         300,000        334,791
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.96%

Celcaribe S.A.,
  Sr. Secured Notes, 13.50%,
  03/15/04(c)                           500,000        502,500
--------------------------------------------------------------
GST Equipment Funding,
  Sr. Sec. Notes, 13.25%, 05/01/07
  (acquired 05/08/97; cost
  $200,000)(d)                          200,000        225,500
--------------------------------------------------------------
ICG Holdings Inc.,
  Gtd. Unsec. Sr. Disc. Notes,
  11.625%,
  03/15/07(c)                           290,000        194,300
--------------------------------------------------------------
Orion Network Systems, Inc.,
  Sr. Notes, 11.25%, 01/15/07(e)        420,000        476,700
--------------------------------------------------------------
Pricellular Wireless Corp.,
  Sr. Notes, 10.75%, 11/01/04           130,000        141,050
--------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Unsec. Notes, 11.50%,
  10/01/06                              160,000        173,600
--------------------------------------------------------------
360 Communications Co.,
  Sr. Unsec. Notes, 7.50%, 03/01/06     500,000        516,700
--------------------------------------------------------------
                                                     2,230,350
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.00%

MCI Communications Corp.,
  Putable Deb., 7.125%, 06/15/27        450,000        480,402
--------------------------------------------------------------
PhoneTel Technologies, Inc.,
  Sr. Gtd. Unsec. Notes, 12.00%,
  12/15/06                               80,000         82,600
--------------------------------------------------------------
                                                       563,002
--------------------------------------------------------------

TELEPHONE-0.70%

Esat Holdings Ltd. (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(c)                           350,000        243,250
--------------------------------------------------------------
Hermes Europe Railtel BV,
  Sr. Notes, 11.50%, 08/15/07
  (acquired 08/14/97; cost
  $142,413)(d)                          140,000        153,300
--------------------------------------------------------------
                                                       396,550
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TRUCKERS-0.56%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes, 12.25%,
  11/15/05                           $  300,000   $    318,000
--------------------------------------------------------------

TRUCKS & PARTS-0.15%

Blue Bird Body Co.,
  Series B Sr. Sub. Notes, 10.75%,
  11/15/06                               80,000         84,500
--------------------------------------------------------------

WASTE MANAGEMENT-2.26%

Allied Waste Industries, Inc.,
  Sr. Disc. Notes, 11.30%, 06/01/07
  (acquired 05/01/97; cost
  $356,103)(c)(d)                       620,000        424,700
--------------------------------------------------------------
Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                              150,000        172,875
--------------------------------------------------------------
WMX Technologies, Inc.,
  Unsec. Notes, 7.10%, 08/01/26         650,000        677,417
--------------------------------------------------------------
                                                     1,274,992
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes                 28,456,090
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES(F)-14.34%

CANADA-7.21%

Bank of Montreal (Banks-Money
  Center),
  Sub. Deb., 7.92%, 07/31/12    CAD     300,000   $    242,897
--------------------------------------------------------------
Bell Canada (Telephone),
  Unsec. Deb., 10.875, 10/11/04         250,000        228,786
--------------------------------------------------------------
Bell Mobility Cellular
  (Telecommunications-Cellular/Wireless),
  Bonds, 6.55%, 06/02/08                750,000        540,042
--------------------------------------------------------------
Canadian Oil Debco Inc.
  (Oil & Gas-Exploration &
  Production),
  Deb., 11.00%, 10/31/00                250,000        203,876
--------------------------------------------------------------
Clearnet Communications
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%, 08/13/07
  (acquired 07/31/97; cost
  $347,582)(c)(d)                       850,000        366,392
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%, 06/01/27   1,000,000        800,731
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03          650,000        523,496
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Exploration &
  Production),
  Series Q Deb., 10.625%, 10/20/09      375,000        365,477
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06         500,000        417,784
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CANADA-(CONTINUED)

Westcoast Energy, Inc. (Oil & Gas-
  Exploration & Production), Deb.,
  6.45%, 12/18/06
  (acquired 12/03/96; cost
  $369,632)(d)  CAD                     500,000   $    368,955
--------------------------------------------------------------
                                                     4,058,436
--------------------------------------------------------------

FRANCE-0.26%

Credit Foncier de France
  (Financial-Diversified)
  Sr. Unsec. Unsub. Eurobonds,
    6.50%, 02/22/99           SEK       750,000        101,061
--------------------------------------------------------------
  Sr. Unsec. Unsub. Eurobonds,
    6.00%, 11/15/01           FRF       250,000         44,838
--------------------------------------------------------------
                                                       145,899
--------------------------------------------------------------

GERMANY-2.36%

Daimler-Benz A.G. (Automobiles),
  Gtd. Unsub. Eurobonds, 4.125%,
  07/05/03                    DEM       430,000        314,258
--------------------------------------------------------------
International Bank for
  Reconstruction &
  Development (Banks-Money Center),
  Unsec. Global Bonds, 7.125%,
  04/12/05                              475,000        301,434
--------------------------------------------------------------
LKB Global (Financial-Diversified),
  Gtd. Notes, 6.00%, 01/25/06         1,200,000        712,120
--------------------------------------------------------------
                                                     1,327,812
--------------------------------------------------------------

ITALY-1.33%

KFW International Finance Inc.
  (Investment Banking/Brokerage),
  Gtd. Eurobonds, 11.625%,
  11/27/98                    ITL 1,200,000,000        749,592
--------------------------------------------------------------

NEW ZEALAND-0.44%

International Bank for
  Reconstruction &
  Development (Banks-Money Center),
  Bonds, 6.63%, 08/20/07(b)   NZD       750,000        245,869
--------------------------------------------------------------

SWEDEN-0.78%

Swedish Export Credit
  (Financial-Diversified),
  Unsec. Unsub. Eurobonds, 11.70%,
  12/04/98                    ITL   700,000,000        437,965
--------------------------------------------------------------

UNITED KINGDOM-1.96%

Ford Credit Europe PLC
  (Financial-Diversified),
  Deb., 6.00%, 03/30/99       DEM       200,000        118,298
--------------------------------------------------------------
KFW International Finance
  (Investment Banking/Brokerage),
  Gtd. Eurobonds, 10.625%,
  09/03/01                    GBP       100,000        186,255
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
UNITED KINGDOM-(CONTINUED)

Sutton Bridge
  (Financial-Diversified),
  Gtd. Eurobonds, 8.625%, 06/30/22
  (acquired 05/29/97; cost
  $733,585)(d)                GBP       450,000   $    800,287
--------------------------------------------------------------
                                                     1,104,840
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated
      Non-Convertible Bonds & Notes                  8,070,413
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES(F)-2.58%

FRANCE-0.08%

Societe Generale (Banks-Money
  Center),
  Conv. Deb., 3.50%, 01/01/00 FRF       231,000         48,841
--------------------------------------------------------------

JAPAN-0.64%

Glaxo Wellcome PLC
  (Financial-Diversified),
  Conv. Unsub. Notes, 4.30%,
  09/28/98   JPY                      4,000,000         55,708
--------------------------------------------------------------
Sony Corp. (Electronic Equipment),
  Conv. Deb., 1.40%, 03/31/05         8,000,000         87,744
--------------------------------------------------------------
Toyota Motor Corp. (Automobiles),
  Conv. Bonds, 1.20%, 01/28/98       15,000,000        215,060
--------------------------------------------------------------
                                                       358,512
--------------------------------------------------------------

SWITZERLAND-0.38%

Yamada Denki Co. Ltd. (Retail-
  Computers & Electronics), Unsec.
  Conv. Notes, 0.25%, 03/31/00 CHF      300,000        212,105
--------------------------------------------------------------

UNITED KINGDOM-1.48%

British Airport Authority
  (Airlines),
  Eurobonds, 5.75%, 03/29/06  GBP       450,000        834,261
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes                                        1,453,719
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS &
  NOTES(F)-20.94%

CANADA-3.21%

B.C. Generic Residual,
  Deb., 13.88%, 06/21/04(b)   CAD       150,000         74,269
--------------------------------------------------------------
Canadian Government,
  Bonds, 7.00%, 12/01/06              1,000,000        787,824
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
Municipal Finance Authority of
  British Columbia,
  Bonds, 7.75%, 12/01/05        CAD     500,000   $    404,842
--------------------------------------------------------------
Ontario Province,
  Sr. Unsec. Unsub. Deb.,
    6.875%, 09/15/00            GBP      35,000         58,193
--------------------------------------------------------------
  Sr. Unsec. Unsub. Global Bonds,
    8.00%, 03/11/03             CAD     600,000        480,021
--------------------------------------------------------------
                                                     1,805,149
--------------------------------------------------------------

FRANCE-1.09%

French Treasury Bill,
  Notes, 5.75%, 11/12/98        FRF   3,500,000        617,085
--------------------------------------------------------------

GERMANY-1.29%

Bundesrepublik Deutschland,
  Bonds, 6.75%, 07/15/04        DEM     750,000        471,006
--------------------------------------------------------------
  Bonds, 6.875%, 05/12/05               400,000        252,736
--------------------------------------------------------------
                                                       723,742
--------------------------------------------------------------

ITALY-0.48%

Republic of Italy,
  Conv. Bonds, 6.50%, 06/28/01  ITL 400,000,000        273,172
--------------------------------------------------------------

NEW ZEALAND-4.73%

Federal National Mortgage
  Association,
  Notes, 7.25%, 06/20/02        NZD     750,000        469,042
--------------------------------------------------------------
New Zealand Government,
  Bonds, 8.00%, 02/15/01              1,000,000        644,440
--------------------------------------------------------------
  Bonds, 10.00%, 03/15/02             1,500,000      1,047,453
--------------------------------------------------------------
  Bonds, 8.00%, 04/15/04                750,000        500,116
--------------------------------------------------------------
                                                     2,661,051
--------------------------------------------------------------

SWEDEN-4.19%

Swedish Government,
  Bonds, 13.00%, 06/15/01       SEK   3,000,000        492,824
--------------------------------------------------------------
  Bonds, 10.25%, 05/05/03             5,000,000        797,374
--------------------------------------------------------------
  Bonds, 6.00%, 02/09/05              4,000,000        527,110
--------------------------------------------------------------
  Bonds, 6.50%, 10/25/06              4,000,000        539,527
--------------------------------------------------------------
                                                     2,356,835
--------------------------------------------------------------

UNITED KINGDOM-5.95%

Federal National Mortgage
  Association,
  Sr. Unsec. Notes, 6.875%,
  06/07/02    GBP                       350,000        585,451
--------------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00                350,000        606,708
--------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01           800,000      1,354,548
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
UNITED KINGDOM-(CONTINUED)

  Bonds, 7.50%, 12/07/06        GBP     450,000   $    801,823
--------------------------------------------------------------
                                                     3,348,530
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes                                       11,785,564
--------------------------------------------------------------

                                       SHARES
DOMESTIC COMMON STOCK-0.03%

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.03%

Nextel Communications, Inc.(g)              557   $     14,621
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.16%

BANKS (REGIONAL)-0.88%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                16,000        496,000
--------------------------------------------------------------

ENTERTAINMENT-0.00%

Time Warner Inc.-Series M,
  $102.50 PIK Conv. Pfd.                      1          1,165
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.08%

Conseco Inc.-$4.278 Conv. PRIDES          4,000        608,000
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.20%

Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                    2,300        109,681
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               1,214,846
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.20%

UNITED KINGDOM-2.20%

J Sainsbury PLC (Retail-Food
  Chains)(g)                            148,367      1,238,390
--------------------------------------------------------------

WARRANTS-0.09%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Wireless One, Inc., expiring
  10/19/00(h)                               150              0
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.04%

Electronic Retailing Systems,
  expiring 01/24/98(h)                      440         22,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.01%

MVE Inc., expiring 02/15/02(h)              100          3,000
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel Corp.,
  expiring 04/15/03(h)                       60            270
--------------------------------------------------------------

PERSONAL CARE-0.01%

IHF Capital Inc., expiring
  11/14/99(h)
  (acquired 11/04/94-12/07/94; cost
  $0)(d)                                     70          3,465
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(h)                      330          2,970
--------------------------------------------------------------

                                                     MARKET
WARRANTS-(CONTINUED)                   SHARES        VALUE
Orion Network Systems, Inc.,
  expiring 01/15/07(h)                      420   $      5,880
--------------------------------------------------------------
                                                         8,850
--------------------------------------------------------------

TELEPHONE-0.02%

ESAT Holdings Ltd., expiring

  02/01/07(h)
    (acquired 06/16/97; cost $0)(d)         350          1,137
--------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(h)                      150         10,500
--------------------------------------------------------------

                                                        11,637
--------------------------------------------------------------
    Total Warrants                                      49,222
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. TREASURY SECURITIES-1.65%

  Notes, 6.50%, 05/31/01             $  400,000   $    409,844
--------------------------------------------------------------
  Notes, 6.625%, 02/15/27               100,000        106,047
--------------------------------------------------------------
  Notes, 6.375%, 08/15/27               400,000        412,360
--------------------------------------------------------------
    Total U.S. Treasury Securities                     928,251
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-0.73%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                       400,000        410,280
--------------------------------------------------------------

REPURCHASE AGREEMENT(i)-2.13%

Sanwa Securities (U.S.A.) Co., L.P.
  5.73%, 11/03/97(j)                  1,201,988      1,201,988
--------------------------------------------------------------
TOTAL INVESTMENTS-97.40%                            54,823,384
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.60%                  1,463,735
--------------------------------------------------------------
NET ASSETS-100.00%                                $ 56,287,119
--------------------------------------------------------------

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(c) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $5,275,178 which represented 9.37% of the Fund's net assets.
(e) Issued as a unit. Each unit consists of $1,000 Sr. notes plus warrants to purchase 0.8463 shares of common stock.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/15/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

Abbreviations:

CAD  - Canadian Dollar                      Pfd.    - Preferred
CHF  - Swiss Franc                          PIK     - Payment in Kind
Conv. - Convertible                         PRIDES  - Preferred Redemption
Deb.  - Debentures                                    Increased Dividend Equity Securities
DEM  - German Deutschemark                  Sec.    - Secured
Disc.  - Discounted                         SEK     - Swedish Krona
FRF  - French Franc                         Sr.     - Senior
GBP  - British Pound Sterling               STRYPES - Structured Yield Product
Gtd.  - Guaranteed                                    Exchangeable for Stock
ITL  - Italian Lire                         Sub.    - Subordinated
JPY  - Japanese Yen                         Unsec.  - Unsecured
NZD  - New Zealand Dollar                   Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS:

Investments, at market value (cost
  $53,006,761)                                  $54,823,384
-----------------------------------------------------------
Foreign currencies, at market value (cost
  $57,610)                                           57,391
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                349,669
-----------------------------------------------------------
  Dividends and interest                          1,249,220
-----------------------------------------------------------
Investment for deferred compensation plan            10,356
-----------------------------------------------------------
Other assets                                         17,042
-----------------------------------------------------------
    Total assets                                 56,507,062
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                           34,206
-----------------------------------------------------------
  Forward contracts                                  47,608
-----------------------------------------------------------
  Dividends                                          63,819
-----------------------------------------------------------
  Deferred compensation plan                         10,356
-----------------------------------------------------------
Accrued advisory fees                                 7,612
-----------------------------------------------------------
Accrued administrative service fees                   2,604
-----------------------------------------------------------
Accrued distribution fees                            34,324
-----------------------------------------------------------
Accrued transfer agent fees                           9,826
-----------------------------------------------------------
Accrued operating expenses                            9,588
-----------------------------------------------------------
    Total liabilities                               219,943
-----------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING     $56,287,119
===========================================================

NET ASSETS:

  Class A                                       $30,924,029
===========================================================

  Class B                                       $25,120,996
===========================================================

  Class C                                       $   242,094
===========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,830,028
===========================================================
CLASS B:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,300,947
===========================================================
CLASS C:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                        22,178
===========================================================
CLASS A:

  NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                       $     10.93
===========================================================

  OFFERING PRICE PER SHARE:
    (Net asset value of $10.93 divided
    by 95.25%)                                  $     11.48
===========================================================
CLASS B:

  NET ASSET VALUE AND OFFERING PRICE PER SHARE  $     10.92
===========================================================
CLASS C:

  NET ASSET VALUE AND OFFERING PRICE PER SHARE  $     10.92
===========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Interest                                         $3,826,335
-----------------------------------------------------------
Dividends                                            31,675
-----------------------------------------------------------
      Total investment income                     3,858,010
-----------------------------------------------------------

EXPENSES:
Advisory fees                                       346,653
-----------------------------------------------------------
Administrative service fees                          74,031
-----------------------------------------------------------
Directors' fees                                       8,735
-----------------------------------------------------------
Distribution fees-Class A                           137,912
-----------------------------------------------------------
Distribution fees-Class B                           219,155
-----------------------------------------------------------
Distribution fees-Class C                               240
-----------------------------------------------------------
Custodian fees                                       25,984
-----------------------------------------------------------
Transfer agent fees-Class A                          62,912
-----------------------------------------------------------
Transfer agent fees-Class B                          54,149
-----------------------------------------------------------
Transfer agent fees-Class C                              59
-----------------------------------------------------------
Other                                               103,320
-----------------------------------------------------------
      Total expenses                              1,033,150
-----------------------------------------------------------
Less: Fees waived by advisor                       (302,278)
-----------------------------------------------------------
    Expenses paid indirectly                         (2,232)
-----------------------------------------------------------
      Net expenses                                  728,640
-----------------------------------------------------------
Net investment income                             3,129,370
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                             109,553
-----------------------------------------------------------
  Foreign currencies                               (101,917)
-----------------------------------------------------------
  Forward currency contracts                        389,609
-----------------------------------------------------------
                                                    397,245
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                             884,081
-----------------------------------------------------------
  Foreign currencies                                 (1,291)
-----------------------------------------------------------
  Forward currency contracts                        (88,451)
-----------------------------------------------------------
                                                    794,339
-----------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward currency contracts.    1,191,584
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $4,320,954
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                 1997            1996
                                                              -----------    ------------
OPERATIONS:

  Net investment income                                       $ 3,129,370    $  1,844,305
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and forward currency contracts             397,245         418,371
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and forward currency contracts             794,339         543,300
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        4,320,954       2,805,976
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                      (1,835,866)     (1,175,361)
-----------------------------------------------------------------------------------------
  Class B                                                      (1,337,369)       (705,239)
-----------------------------------------------------------------------------------------
  Class C                                                            (767)             --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (311,081)       (122,866)
-----------------------------------------------------------------------------------------
  Class B                                                        (242,850)        (57,565)
-----------------------------------------------------------------------------------------
  Class C                                                            (605)             --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       8,692,165      11,543,105
-----------------------------------------------------------------------------------------
  Class B                                                       8,049,066      12,214,514
-----------------------------------------------------------------------------------------
  Class C                                                         239,702
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 17,573,349      24,502,564
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          38,713,770      14,211,206
-----------------------------------------------------------------------------------------
  End of period                                               $56,287,119    $ 38,713,770
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $54,262,086    $ 37,281,153
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (10,921)        123,655
-----------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and forward currency
    contracts                                                     263,067         330,414
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   1,772,887         978,548
-----------------------------------------------------------------------------------------
                                                              $56,287,119    $ 38,713,770
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Income Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at October 31, 1997 were as follows:

                                                            UNREALIZED
  SETTLEMENT                                CONTRACT TO    APPRECIATION
     DATE        DELIVER         VALUE        RECEIVE     (DEPRECIATION)
  ----------  -------------   -----------   -----------   --------------
  11/18/97    NZD 3,580,000   $ 2,229,087   $ 2,279,923      $ 50,836
  11/20/97    DEM 1,400,000       812,843       763,734       (49,109)
  12/05/97    JPY 41,000,000      340,690       352,536        11,846
  12/10/97    CHF   300,000       215,180       204,026       (11,154)
  12/19/97    NZD 1,000,000       623,387       633,000         9,613
  01/14/97     DEM  570,000       332,383       327,210        (5,173)
  01/28/98    DEM 1,850,000     1,079,618     1,046,380       (33,238)
  01/29/98    SEK 18,000,000    2,410,316     2,420,005         9,689
  01/30/98    GBP 1,200,000     2,035,398     2,004,480       (30,918)
                              -----------   -----------      --------
                              $10,078,902   $10,031,294      $(47,608)
                              ===========   ===========      ========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid annually. On October 31, 1997, undistributed net investment income was decreased by $89,944 and undistributed net realized gains increased by $89,944 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1997, AIM waived fees of $302,278.
  The Fund, pursuant to a master administrative services agreement, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $74,031 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, the Fund paid AFS $72,578 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares paid AIM Distributors $137,912, $219,155 and $240, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $59,763 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $3,397 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $3,931 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $190 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $649 and $1,393, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,232 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $45,325,570 and $28,881,069, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 2,907,693
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,091,792)
------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investment securities  $ 1,815,901
======================================================
Cost of investments for tax purposes is $53,007,483.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the year ended October 31, 1997 and 1996 were as follows:

                                                                        1997                      1996
                                                              ------------------------   -----------------------
                                                                SHARES       AMOUNT       SHARES       AMOUNT
                                                              ----------   -----------   ---------   -----------
Sold:
  Class A                                                      1,677,097   $17,985,938   1,609,644   $17,019,341
----------------------------------------------------------------------------------------------------------------
  Class B                                                      1,244,806    13,337,043   1,313,279    13,876,204
----------------------------------------------------------------------------------------------------------------
  Class C*                                                        23,915       258,631          --            --
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        168,472     1,809,673      92,969       985,383
----------------------------------------------------------------------------------------------------------------
  Class B                                                        118,888     1,275,952      58,431       618,362
----------------------------------------------------------------------------------------------------------------
  Class C*                                                            71           779          --            --
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,035,690)  (11,103,446)   (613,922)   (6,461,619)
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (610,857)   (6,563,929)   (215,814)   (2,280,052)
----------------------------------------------------------------------------------------------------------------
  Class C*                                                        (1,808)      (19,708)         --            --
----------------------------------------------------------------------------------------------------------------
                                                               1,584,894   $16,980,933   2,244,587   $23,757,619
================================================================================================================

* Class C Shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock and a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (dates operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997         1996        1995        1994
                                                              ----------     -------     -------     ------
CLASS A:

Net asset value, beginning of period                           $ 10.85        $10.74      $10.02     $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.72          0.79(a)     0.79       0.08
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.21          0.25        0.75       0.01
-----------------------------------------------------------------------------------------------------------
      Total from investment operations                            0.93          1.04        1.54       0.09
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from investment income                               (0.72)        (0.81)      (0.82)     (0.07)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.13)        (0.12)         --         --
-----------------------------------------------------------------------------------------------------------
      Total distributions                                        (0.85)        (0.93)      (0.82)     (0.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.93        $10.85      $10.74     $10.02
===========================================================================================================
Total return(b)                                                   9.05%        10.22%      16.07%      0.93%
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $30,924       $21,926     $10,004     $2,661
===========================================================================================================
Ratio of expenses to average net assets(c)                        1.25%(d)(e)   1.25%       1.25%      1.25%(f)
===========================================================================================================
Ratio of net investment income to average net assets(g)           6.54%(d)      7.27%       7.38%      6.01%(f)
===========================================================================================================
Portfolio turnover rate                                            61%           83%        128%         6%
===========================================================================================================

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86%, 2.02%, 3.03% and 5.61% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $27,582,444.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.93%, 6.51%, 5.59% and 1.65% (annualized) for the periods 1997-1994, respectively.

                                                                 1997        1996       1995      1994
                                                              ----------    -------    ------    ------
CLASS B:

Net asset value, beginning of period                           $ 10.84       $10.73    $10.01    $10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.67         0.74(a)   0.74      0.07
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.21         0.24      0.75      0.01
-------------------------------------------------------------------------------------------------------
      Total from investment operations                            0.88         0.98      1.49      0.08
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from investment income                               (0.67)       (0.75)    (0.77)    (0.07)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.13)       (0.12)       --        --
-------------------------------------------------------------------------------------------------------
      Total distributions                                        (0.80)       (0.87)    (0.77)    (0.07)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.92       $10.84    $10.73    $10.01
=======================================================================================================
Total return(b)                                                   8.48%        9.66%    15.56%     0.79%
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $25,121      $16,787    $4,207      $362
=======================================================================================================
Ratio of expenses to average net assets(c)                        1.76%(d)(e)  1.75%     1.74%     1.73%(f)
=======================================================================================================
Ratio of net investment income to average net assets(g)           6.03%(d)     6.77%     6.88%     3.59%(f)
=======================================================================================================
Portfolio turnover rate                                             61%          83%      128%        6%
=======================================================================================================

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.37%, 2.53%, 3.57% and 22.09% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $21,915,481.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.42%, 6.00%, 5.05% and (16.77)% (annualized) for the periods 1997-1994, respectively.

                                                                 1997
CLASS C:                                                      ----------
Net asset value, beginning of period                            $10.76
------------------------------------------------------------    ------
Income from investment operations:
   Net investment income                                          0.15(a)
------------------------------------------------------------    ------
   Net gains on securities (both realized and unrealized)         0.17
------------------------------------------------------------    ------
       Total from investment operations                           0.32
------------------------------------------------------------    ------
Less distributions:
   Dividends from net investment income                          (0.13)
------------------------------------------------------------    ------
   Distributions from net realized gains                         (0.03)
------------------------------------------------------------    ------
       Total distributions                                       (0.16)
------------------------------------------------------------    ------
Net asset value, end of period                                  $10.92
============================================================    ======
Total return(b)                                                   2.99%
============================================================    ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                        $  242
============================================================    ======
Ratio of expenses to average net assets(c)                        1.76%(e)(d)
============================================================    ======
Ratio of net investment income (loss) to average net
assets(f)                                                        6.03%(c)(d)
============================================================    ======
Portfolio turnover rate                                             61%
============================================================    ======

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and periods for less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.37% (annualized).

(d) Ratios are annualized and based on average net assets of $98,262.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.42% (annualized).

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, and for the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                           Votes             Withhold/
     Director/Matter                                                 Votes For            Against           Abstentions
     ---------------                                                 ---------         -------------        -----------
(1)  Charles T. Bauer............................................  130,433,380               N/A            3,798,959
     Bruce L. Crockett...........................................  130,563,964               N/A            3,668,375
     Owen Daly II................................................  130,421,284               N/A            3,811,055
     Carl Frischling.............................................  130,515,713               N/A            3,716,626
     Robert H. Graham............................................  130,587,498               N/A            3,644,841
     John F. Kroeger.............................................  130,446,846               N/A            3,785,493
     Lewis F. Pennock............................................  130,506,142               N/A            3,726,197
     Ian W. Robinson.............................................  130,446,093               N/A            3,786,246
     Louis S. Sklar..............................................  130,573,480               N/A            3,658,859

(2)  Approval of new Investment Advisory Agreement...............    2,328,031            16,695               93,860

(3)  Elimination of Fundamental Investment Policy................    1,812,986            52,636              101,451

(4)  KPMG Peat Marwick LLP.......................................  128,509,801           995,829            4,726,709

Directors and Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
AIM Management Group Inc.                                                                     Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Directors
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Dana R. Sutton
U.S. House of Representatives                 Vice President and Assistant Treasurer          CUSTODIAN

Carl Frischling                               Robert G. Alley                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Melville B. Cox
Robert H. Graham                              Vice President                                  COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   Jonathan C. Schoolar                            Ballard Spahr
                                              Vice President                                  Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           P. Michelle Grace                               Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              David L. Kite
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Nancy L. Martin                                 New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Ofelia M. Mayo
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Kathleen J. Pflueger                            Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Samuel D. Sirko                                 AUDITORS
Limited Partnership                           Assistant Secretary
                                                                                              KPMG Peat Marwick LLP
                                              Stephen I. Winer                                700 Louisiana
                                              Assistant Secretary                             Houston, TX 77002

                                              Mary J. Benson
                                              Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Income Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.7975, $0.74, and $0.137 per share, respectively, to shareholders during its tax year ended October 31, 1997. Of this amount 0.87% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.057 per share for Class A and Class B shares and $0.023 per share for Class C shares during the Funds tax year ended October 31, 1997. Of this amount, 10.66% is 20% rate gain.

INCOME TAX INFORMATION

Of total income dividends paid, 5.27% was derived from U.S. Treasury obligations.

                              HOW AIM MAKES INVESTING
                                   EASY FOR YOU

o Low Initial Investment. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o Automatic Reinvestment of Dividends and/or Capital Gains. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o Automatic Investment Plan. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o Easy Access to Your Money. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o Systematic Withdrawal Plan. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o Exchange Privilege. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM Funds.

o Retirement Plans. You may purchase shares of the Fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o Toll-Free Access. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering or forgery.

                         ---------------------------

                             Current shareholders

                                 can call our

                             AIM Investor Line at

                                 800-246-5463

                              for 24-hour-a-day

                             account information.

                         ---------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$72 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of June 30, 1997. The AIM Family of                    prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------